Exhibit 10.27

SECOND AMENDED AND RESTATED
NOTE AND WARRANT PURCHASE AGREEMENT

This SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE Agreement (this "Agreement") is made as of December 23, 2015 by and among MYnd Analytics, Inc., f/k/a CNS Response, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto (each, an "Investor" and together, the "Investors").

RECITALS

whereas, the Company entered into that certain Note Purchase Agreement, dated as of September 22, 2014, with those certain investors named therein (the "Original Agreement");

WHEREAS, the Company entered into that certain Amendment No. 1 to the Note Purchase Agreement, dated as of April 14, 2015,with those certain investors named therein ("Amendment No. 1"), to increase the aggregate amount of notes issuable thereunder, and extend the period of time by which the Company was permitted to complete such fundraising; and

WHEREAS, the Company entered into that certain Amended and Restated Note Purchase Agreement, dated as of June 2, 2015,with those certain investors named therein (the "Amended and Restated Note Purchase Agreement"), solely to update the Original Agreement, as amended by Amendment No. 1, for the revisions provided by Amendment No. 1; and

WHEREAS, the Company entered into that certain Omnibus Amendment to the Amended and Restated Note Purchase Agreement and the Notes (as defined below), dated as of September 14, 2015, with those certain investors named therein (the "Omnibus Amendment"), to amend the Amended and Restated Note Purchase Agreement and the Notes to set the conversion price of all Notes purchased and sold pursuant to the Amended and Restated Note Purchase Agreement, both those that have been purchased and sold before the date of the Omnibus Amendment and those that were purchased and sold at any time thereafter, in the event of a qualified financing conversion or a voluntary conversion, at $0.05 per share (as adjusted for stock splits, stock dividends, combinations or the like affecting the common stock of the Company, par value $0.001 per share ("Common Stock")); and

WHEREAS, those certain investors named in the Amended and Restated Note Purchase Agreement, as amended by the Omnibus Amendment, have purchased Notes prior to the date hereof; and

WHEREAS, this Agreement amends and restates the Amended and Restated Note Purchase Agreement, as amended by the Omnibus Amendment.

NOW, THEREFORE, in consideration for the mutual promises and covenants herein, the parties agree as follows:

Agreement

SECTION 1 - Purchase and Sale of Notes AND WARRANTS

1.1           Purchase and Sale of Notes. The Company has authorized the issuance and sale, in accordance with the terms hereof, of Secured Convertible Promissory Notes in the amended aggregate principal amount of up to $6,000,000 (the "Note Cap Amount"), substantially in the form attached as Exhibit A hereto (individually, a "Note" and, collectively, the "Notes"), and warrants to purchase shares of Common Stock, substantially in the form attached as Exhibit B hereto (individually, a "Warrant" and, collectively, the "Warrants"). On the terms and subject to the conditions set forth in this Agreement, at the Closings (as defined below) the Company agrees to issue to each Investor, and each Investor agrees to purchase from the Company, (i) Notes in the principal amount set forth on Schedule A hereto and (ii) Warrants, for the aggregate consideration set forth opposite such Investor's name on Schedule A hereto; additionally, the principal amount of Notes previous purchased by certain investors named in the Amended and Restated Note Purchase Agreement, as amended by the Omnibus Amendment, shall be set forth opposite such Investor's name on Schedule A hereto. The financing pursuant to which the Company is issuing the Notes is hereinafter referred to as the "Financing".

1.2           Prior Closings. Prior to the date hereof, Notes were issued to certain investors in the principal amounts set forth on Schedule A hereto under the heading "Prior Closings." Each such investor shall deliver (i) the original certificate representing the Note issued to him or her prior to the date hereof to the Company for the purpose of having it replaced with an Amended and Restated Note, (ii) a countersigned Amended and Restated Security Agreement and (iii) a countersigned Amended and Restated Registration Rights Agreement. Promptly after such delivery by such Investor, the Company shall issue to such Investor (i) an Amended and Restated Note in the same aggregate principal amount and with the same issuance date as the note it is replacing and (ii) a Warrant to purchase a number of shares of Common Stock corresponding to one hundred percent (100%) of the number of shares of Common Stock issuable upon conversion of such Investor's Amended and Restated Note.

1.3           Additional Closings. The purchase and sale of Notes and Warrants on or after the date hereof shall take place at a closing to be conducted remotely via exchange of documents and signatures at such time as may be agreed to among the Company and the applicable Investors. The Company shall have the right, on one or more occasions, to hold additional closings (each, an "Additional Closing", and collectively, the "Closings", and individually, a "Closing"), pursuant to which it shall have the right to issue and sell additional Notes and Warrants to additional Investors or existing Investors. Such Additional Closings may occur at anytime prior to April 14, 2016, unless the Company, at it's sole discretion, elects to extend that date to August 11, 2016) and provided that the Company shall have the sole discretion to terminate the sales of Notes and Warrants at any time without notice to any existing Inventor or potential Investor. At each Additional Closing, the Company shall deliver to each Investor purchasing Notes and Warrants for cash at such closing a Note in the face amount set forth opposite such Investor's name on Schedule A (as such schedule shall be amended prior to the Additional Closing) under the column entitled "Purchase Price / Principal Amount of Note," and a Warrant to purchase a number of shares of Common Stock corresponding to one hundred percent (100%) of the number of shares of Common Stock issuable upon conversion of the such Note, against receipt of a check subject to collection or a wire transfer in immediately available funds of the purchase price, to an account designated by the Company. By receiving a Note and Warrant at an Additional Closing, each Investor receiving such Notes and Warrants represents that its representations and warranties contained in Section 3 are true and correct as of the date of such Additional Closing. The aggregate principal amount of Notes that may be issued at Closings hereunder shall in no event exceed the Note Cap Amount. The Company shall have the right to update Schedule A in order to add information regarding Additional Closings, which shall not be deemed to be an amendment to this Agreement.

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The obligation of each Investor to purchase and pay for the Notes and Warrants to be delivered at a Closing is, unless waived by such Investor, subject to the condition that the Company's representations and warranties contained in Section 2 are true, complete and correct on and as of such Closing date. The obligation of the Company to sell and issue Notes and Warrants to be delivered at a Closing is, unless waived by the Company, subject to the condition that the relevant Investor's representations and warranties contained in Section 3 are true, complete and correct on and as of the applicable Closing date.

1.4           Security Agreement. At each Closing, the Company shall execute and deliver to the Investors purchasing Notes and Warrants an Amended and Restated Security Agreement substantially in the form of Exhibit C attached hereto (the "Security Agreement").

1.5           Registration Rights Agreement. At each Closing, the Company shall execute and deliver to the Investors purchasing Notes and Warrants an Amended and Restated Registration Rights Agreement substantially in the form of Exhibit D attached hereto (the "Registration Rights Agreement").

SECTION 2 - Representations and Warranties
of the Company

The Company represents and warrants to each Investor as follows:

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

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2.2           Authority to Execute. The execution, delivery and performance by the Company of (i) this Agreement, (ii) the Notes and the Warrants to be issued pursuant to the terms of this Agreement, (iii) the Amended and Restated Security Agreement, (iii) the Amended and Restated Registration Rights Agreement, and (iv) any financing statements thereunder (collectively, the "Loan Documents") are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not and will not conflict with any provision of law or organizational document of the Company (including its Certificate of Incorporation or Bylaws) or of any agreement or contractual restrictions binding upon or affecting the Company or any of its property and need no further stockholder or creditor consent.

2.3           No Stockholder Approval Required. No approval of the Company's stockholders is required for (i) the entry by the Company into this Agreement, (ii) the issuance of the Notes and Warrants contemplated by this Agreement, or (iii) the issuance of any shares of stock upon conversion of the Notes or exercise of the Warrants.

2.4           Valid Issuance. The shares of stock to be issued upon conversion of the Notes and exercise of the Warrants contemplated by this Agreement (the "Conversion Securities" and together with the Notes, the "Securities") will be, upon conversion and exercise in accordance with the terms of the Notes or the Warrants, as applicable, and in the case of the Warrants upon payment of the exercise price therefor in accordance with the terms of such Warrants, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Loan Documents, the documents entered into by the investors and other parties in the financing giving rise to repayment of the Notes, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor. Assuming the accuracy of the representations of the Investor in Section 3 of this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

2.5           Binding Obligation. This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

2.6           Litigation. Other than as disclosed in the Company's SEC Reports (as defined below), no litigation or governmental proceeding is pending or threatened against the Company which may have a materially adverse effect on the financial condition, operations or prospects of the Company, and to the knowledge of the Company, no basis therefore exists.

2.7           Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes ("Intellectual Property") necessary for its business as now conducted and as presently proposed to be conducted, without any infringement of the rights of others. Schedule B contains an accurate and complete list of all Intellectual Property owned by the Company or any of its subsidiaries. The use by the Company or its subsidiaries of Intellectual Property owned or purported to be owned by the Company or its subsidiaries and the general conduct and operations of the business of the Company and its subsidiaries does not violate, infringe, misappropriate or misuse any Intellectual Property rights of any third party. To the knowledge of the Company, no third party is currently infringing, misappropriating or otherwise violating, or has infringed or misappropriated or otherwise violated, rights of any of the Company or its subsidiaries in any Intellectual Property owned, licensed, used, or held for us by the Company or its subsidiaries. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

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2.8           SEC Reports.   The Company has timely filed all forms, reports, schedules, proxy statements, registration statements and other documents (including all exhibits thereto) required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the federal securities laws and the SEC rules and regulations thereunder, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") (as they have been amended since the time of their filing, including all exhibits thereto, the "SEC Reports"). Each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act and the rules and regulations of the SEC under all of the foregoing. None of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 3 - Representations and Warranties
of the Investors

Each Investor represents and warrants to the Company as follows:

3.1           Authorization; Binding Obligations. The Investor has full power and authority to enter into this Agreement and each of the other Loan Documents to which he, she or it is a party, and this Agreement and each other Loan Document constitutes a valid and legally binding obligation of each Investor, enforceable against each Investor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

3.2           Accredited Investor. The Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act.

3.3           Investment for Own Account. Each Investor represents that it (i) is acquiring the Securities solely for its own account and beneficial interest for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and (ii) has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

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3.4           Information and Sophistication. Without limiting the representations and warranties of the Company set forth in Section 3, each Investor hereby: (a) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Investor and (c) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

3.5           Ability to Bear Economic Risk. Each Investor acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.6           U.S. Person. Each Investor is a U.S. Person as defined under Regulation S under the Securities Act, as amended, which definitions are attached hereto as Appendix I, or such Investor will make such representations and warranties, and agree to such covenants and restrictions as set forth in Section 3.7 below.

3.7           Representations and Warranties of Non-US Investors; Covenants of and Restrictions Thereon.

(a)          Representations and Warranties. If Investor cannot represent and warrant that it is a U.S. Person (as defined in Appendix I hereto), such Investor (a "Foreign Investor") hereby represents and warrants to the Company as follows:

(i)          The Securities being purchased are being acquired for investment for Foreign Investor's own account, not as a nominee or agent, and not for the account or benefit of, a U.S. Person (as defined in Appendix I hereto), and not with a view to the resale or distribution of any part thereof in the United States (as defined in Appendix I hereto) or to a U.S. Person, and that Foreign Investor has no present intention of selling, granting any participation in, or otherwise distributing such Securities.

(ii)         Foreign Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a U.S. Person, or any hedging transaction with any third person in the United States or to a United States resident, with respect to any of the Securities.

(iii)        Foreign Investor understands that the Securities are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Regulation S thereof, and that the Company's reliance on such exemption is predicated on the Foreign Investors' representations set forth herein.

(iv)        Foreign Investor is a person or entity that is not a U.S. Person

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(b)          Covenants. Each Foreign Investor hereby agrees that:

(i)          Foreign Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder; provided that in a transaction exempt from registration under the Securities Act, such Foreign Investor shall, prior to effecting such disposition, provide notice to the Company of such proposed disposition and if reasonably requested by the Company submit to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the proposed transaction is in compliance with the Securities Act.

(c)          Legend Requirements. Each certificate representing the Securities issued to a Foreign Investor shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH, PURSUANT TO A REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT."

(d)          Stop-Transfer Restrictions. The Company hereby agrees, for the benefit of the Investors, that it will not register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

3.8           Further Assurances. Each Investor agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

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SECTION 4 - Miscellaneous

4.1           Conditions Precedent. The obligation of each Investor to consummate the transactions contemplated hereby is subject, at the option of each Investor, to the fulfillment of the following conditions, any one or more of which may be waived by each Investor, to the extent not previously fulfilled:

(a)          execution of the Notes at each Closing;

(b)          approval of the Company's Board of Directors of the transactions contemplated hereby and all other actions necessary for the consummation of the transactions contemplated hereby prior to the initial Closing;

(c)          the Company and each Investor shall have entered into the Amended and Restated Registration Rights Agreement and the Amended and Restated Security Agreement; and

(d)          the Company shall have completed the filing of a UCC-1 financing statement with respect to the Collateral (as defined in the Amended and Restated Security Agreement) prior to the initial Closing.

4.2           No Waiver; Cumulative Remedies. No failure or delay on the part of any party to any Loan Document in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power. The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

4.3           Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended (either retroactively or prospectively) with the written consent of (x) the Company and (y) and those Investors holding Notes whose aggregate principal amount represents a majority of the total outstanding principal amounts of all then outstanding Notes under this Agreement, which includes RSJ Private Equity investiční fond s proměnným základním kapitálem, a.s. f/k/a RSJ Private Equity uzavreny investicni fond a.s. ("RSJ") for so long as RSJ is the holder of an outstanding Note (collectively, the "Majority Holders"); provided that no such amendment may discriminate against a holder of Notes in a manner different from the other holders without such holder's written consent. Any amendment effected in accordance with this Section 4.2 shall be binding upon each Investor, each future holder of Securities and the Company.

4.4           Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by telecopier, facsimile or email transmission to the contact information set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient's local time on a Business Day (as defined below), or on the next Business Day if sent by telecopier, facsimile or email transmission to the contact information set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient's local time on a Business Day; (c) two Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below its name on the signature page hereto; or (d) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to each of the parties as set forth below its name on the signature page hereto with next Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider:

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If to the Company, to:

MYnd Analytics, Inc.

85 Enterprise, Suite 410

Attention: Paul Buck, Chief Financial Officer

Fax: (866) 294-2611

E-mail: pbuck@cnsresponse.com

If to an Investor, to the contact information provided in Schedule A.

A party may change or supplement its address for notice, or designate additional addresses, for purposes of this Section 4.3 by giving the other parties written notice of the new address in the manner set forth above. For purposes of this Section 4.3, "Business Day" shall mean any day which is not a Saturday or Sunday or a legal holiday on which banks are authorized or required to be closed in Los Angeles, California or Czech Republic.

4.5           Costs and Expenses. The Company and each Investor agree to be responsible for their own costs and expenses incurred in connection with the preparation of the Loan Documents. If any litigation, contest, dispute, suit, proceeding or action is instituted between or among any of the parties hereto regarding the enforcement or interpretation of this Agreement or any of the Exhibits hereto, the prevailing party shall be entitled to reimbursement from the other party or parties for all reasonable expenses, costs, charges and other fees (including legal fees) incurred in connection with or related to such dispute.

4.6           Governing Law. The Loan Documents shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. The Company and each Investor consent to personal jurisdiction in Orange County, California.

4.7           Severability. If any term in this Agreement is held to be illegal or unenforceable, the remaining portions of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

4.8           Binding Effect; Assignment. The Loan Documents shall be binding upon and inure to the benefit of the Company and each Investor and their respective successors and assigns. The Company may not assign its rights or interest under the Loan Documents without the prior written consent of the Majority Holders.

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4.9           Transfer of Securities. Notwithstanding the legend required to be placed on the Securities by applicable law, no registration statement or opinion of counsel shall be necessary: (a) for a transfer of Securities to the respective estate of each Investor or for a transfer of Securities by gift, will or intestate succession of each Investor to his or her spouse or to the siblings, lineal descendants or ancestors each Investor or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Investor hereunder; or (b) for a transfer of Securities pursuant to SEC Rule 144 or any successor rule, or for a transfer of Securities pursuant to a registration statement declared effective by the SEC under the Securities Act relating to the Securities.

4.10         Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement indefinitely, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the other parties.

4.11         California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

MYND ANALYTICS, INC.

By:
Name: Paul Buck
Title: Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT]

INVESTOR:

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT]

SCHEDULE A

Investor	Purchase Price / Principal Amount of Note

Name: Address: Fax: Email: Tax ID:	$_________

Name: Address: Fax: Email: Tax ID:	$_________
TOTAL:	$__________

Prior Closings

Investor	Purchase Price / Principal Amount of Note

Name: Biobrit, LLC Address: Fax: Email: Tax ID:	$100,000

Name: Declaration of Trust of Robert J. Follman and Carole A. Follman, dated August 14,1979 Address: Fax: Email: Tax ID:	$250,000

[SCHEDULE A TO SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT]

Name: Frank L. Peters Address: Fax: Email: Tax ID:	$25,000

Name: Gladys Fenner Gay LeBreton Address: Fax: Email: Tax ID:	$25,000

Name: Laurie L Labruzzo and Patricia Fischer JTWROS Address: Fax: Email: Tax ID:	$25,000

Name: LH Partners Address: Fax: Email: Tax ID:	$50,000

Name: Michael L. Meyer Living Trust Address: Fax: Email: Tax ID:	$150,000

Name: John Pappajohn Address: Fax: Email: Tax ID:	$300,000

Name: NICALE Partners Address: Fax: Email: Tax ID:	$50,000

[SCHEDULE A TO SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT]

Name: NYMC Investors Address: Fax: Email: Tax ID:	$50,000

Name: Oman Ventures, LLC Address: Fax: Email: Tax ID:	$200,000

Name: Patricia Fischer and Laurie L Labruzzo JTWROS Address: Fax: Email: Tax ID:	$25,000

Name: PMA, Ltd. Address: Fax: Email: Tax ID:	$50,000

Name: Robin Smith Address: Fax: Email: Tax ID:	$60,000

Name: RSJ Private Equity investiční fond s proměnným základním kapitálem, a.s. Address: Fax: Email: Tax ID:	$1,100,000

Name: Thomas T. and Elizabeth C. Tierney Family Trust Address: Fax: Email: Tax ID:	$540,000

TOTAL:	$3,000,000

[SCHEDULE A TO SECOND AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT]

EXHIBIT A

FORM OF AMENDED AND RESTATED
SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

AMENDED AND RESTATED SECURITY AGREEMENT

EXHIBIT D

REPRESENTATIVE SECURED PARTY AGREEMENT

EXHIBIT E

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

APPENDIX I

CERTAIN DEFINITIONS

As used in the Agreement, the following terms shall have the meanings indicated:

"U.S. Person":

(a)          "U.S. person" means:

(i)          Any natural person resident in the United States;

(ii)         Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)        Any estate of which any executor or administrator is a U.S. person;

(iv)        Any trust of which any trustee is a U.S. person;

(v)         Any agency or branch of a foreign entity located in the United States;

(vi)        Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)       Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)      Any partnership or corporation if:

(A)         Organized or incorporated under the laws of any foreign jurisdiction; and

(B)         Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in §230.501(a)) who are not natural persons, estates or trusts.

(b)          The following are not "U.S. persons":

(i)          Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii)         Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(A)         An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(B)         The estate is governed by foreign law;

(iii)        Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person;

(iv)        An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v)         Any agency or branch of a U.S. person located outside the United States if:

(A)         The agency or branch operates for valid business reasons; and

(B)         The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi)        The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

"United States": the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.